UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA, RIVERSIDE DIVISION

In Re:		CHAPTER 11 (BUSINESS)

Vineyard National Bancorp		Case Number:	09-26401-RN
		Operating Report Number:	10
	Debtor(s).	For the Month Ending:	Apr-10

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		2,046,384.51

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL		751,926.45
ACCOUNT REPORTS

3. BEGINNING BALANCE:		1,294,458.06

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing
	Accounts Receivable - Pre-filing
	General Sales
	Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:	0.00

5. BALANCE:		1,294,458.06

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)	21,909.00
	Disbursements (from page 2)	65,233.85

	TOTAL DISBURSEMENTS THIS PERIOD:	87,142.85

7. ENDING BALANCE:		1,207,315.21

8.	General Account Number(s):	XXXXXXX

	Depository Name & Location:	Commerce National Bank
		4040 MacArthur Blvd, Suite 100
		Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/6/2010	1079	Mini U Storage	Storage Rental - Apr-2010		150.00	150.00
4/12/2010	1080	ComputerShare	Transfer Agent		711.41	711.41
4/19/2010	1081	Office of US Trustee	Quarterly Fee (Q1-2010)		4,875.00	4,875.00
4/19/2010	1082	Winston & Strawn	Legal-Creditor's Counsel		22,547.76	22,547.76
4/21/2010	1083	Christopher Damore	Controller Services Mar-2010		916.42	916.42
4/26/2010	1084	Office Depot	Office Supplies		22.80	22.80
4/30/2010	1085	Premier Business Center	Office Rent May-2010		2,195.48	2,195.48
4/30/2010	1086	Landau & Berger	Legal-Bankruptcy Counsel		33,814.98	33,814.98

4/12/2010	n/a	VNBC Payroll	Transfer to Payroll Account	10,955.00		10,955.00
4/23/2010	n/a	VNBC Payroll	Transfer to Payroll Account	10,954.00		10,954.00

	TOTAL DISBURSEMENTS THIS PERIOD:			21,909.00	65,233.85	87,142.85
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	4/30/2010	Balance on Statement:	$1,244,242.09

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
1083	4/21/2010	916.42
1085	4/30/2010	2,195.48
1086	4/30/2010	33,814.98

TOTAL OUTSTANDING CHECKS:			36,926.88

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$1,207,315.21

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		226,601.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL		209,842.13
ACCOUNT REPORTS

3. BEGINNING BALANCE:		16,758.87

4. RECEIPTS DURING CURRENT PERIOD:		21,909.00
	(Transferred from General Account)

5. BALANCE:		38,667.87

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***	22,485.64

7. ENDING BALANCE:		16,182.23

8.	PAYROLL Account Number(s):	XXXXXXX

	Depository Name & Location:	Commerce National Bank
		4040 MacArthur Blvd, Suite 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
4/6/2010	EFT	United States Treasury	Federal Payroll Taxes Mar-2010	7,422.94
4/6/2010	EFT	EDD	State Payroll Taxes Mar-2010	2,391.33
4/9/2010	1048	Donald H. Pelgrim	Net Paycheck for 03/27/10-04/09/10	6,335.69
4/23/2010	1049	Donald H. Pelgrim	Net Paycheck for 04/10/10-04/23/10	6,335.68

	TOTAL DISBURSEMENTS THIS PERIOD:			22,485.64

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	4/30/2010	Balance on Statement:	$16,182.23

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$16,182.23

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I.  CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS		10,000.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX		2,400.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:		7,600.00

4. RECEIPTS DURING CURRENT PERIOD:		0.00
	(Transferred from General Account)

	5. BALANCE:	7,600.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***	0.00

7. ENDING BALANCE:		7,600.00

8.	TAX Account Number(s):	XXXXXXXX

	Depository Name & Location:	Commerce National Bank
		4040 MacArthur Blvd, Suite 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date:	4/30/2010	Balance on Statement:	$7,600.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$7,600.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:
(Provide a copy of monthly account statements for each of the below)

	General Account:	1,207,315.21
	Payroll Account:	16,182.23
	Tax Account:	7,600.00
*Other Accounts:

*Other Monies:
	**Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE:			1,231,097.44

Petty Cash Transactions:
Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:			0.00

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#
** Attach Exhibit Itemizing all petty cash transactions

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Premier Business Centers	Monthly*	1,897.00	0	0.00	Due on last day of each month
Mini U Storage	Monthly**	150.00	0	0.00	Due on 17th of each month

TOTAL DUE:				0.00

*The monthly payment amount will fluctuate based on CAM charges, phone usage, secretarial support and related administrative charges.
** Storage unit rental increased to $150.00 per month from $139.00 per month.

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
	Gross Sales Subject to Sales Tax:			0.00
	Total Wages Paid:			20,351.38

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding	4,254.00	0.00
	State Withholding	1,869.13	0.00
	FICA- Employer's Share	1,946.11	0.00
	FICA- Employee's Share	1,556.88	0.00
	Federal Unemployment	65.80	0.00
	Sales and Use		0.00
	Real Property		0.00
Other:
	TOTAL:	9,691.92	0.00

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

			*Accounts Payable	Accounts Receivable
			Post-Petition	Pre-Petition	Post-Petition
		30 days or less	0.00	0.00	0.00
		31 - 60 days	0.00	0.00	0.00
		61 - 90 days	0.00	0.00	0.00
		91 - 120 days	0.00	0.00	0.00
		Over 120 days	0.00	0.00	0.00
		TOTAL:	0.00	0.00	0.00

V. INSURANCE COVERAGE

		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
	General Liability*	Scottsdale Insurance Co.	$2,000,000	2/1/2011	2/1/2011
	Worker's Compensation*	State Compensation Insurance Fund	$1,000,000	2/1/2011	2/1/2011
	Casualty	N/A
	Vehicle	N/A
Others:	Personal Property*	Scottsdale Insurance Co.	$100,000	2/1/2011	2/1/2011
	Valuable Papers	Scottsdale Insurance Co.	$25,000	2/1/2011	2/1/2011

* The Package Policy (which includes general liability and personal property coverage) and the Workers Compensation are each paid in full and each expire on 2/1/2011.  With the exception of a 25% earned premium, taxes and brokerage fees, pro rata refunds of the premiums paid may be obtained if the insurance is no longer required.  Due to the Debtor's condition, it was required to obtain coverage through an out-of-state carrier and the California State Compensation Insurance Fund.

VI.  UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Sep-2009	74,448.62	650.00	14-Oct-2009	650.00	0.00
31-Dec-2009	84,629.52	975.00	20-Jan-2010	975.00	0.00
31-Mar-2010	584,639.40	4,875.00	19-Apr-2010	4,875.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		6,500.00		6,500.00	0.00

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court.  Post-Petition
Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month***
James G. LeSieur, III		$5,769.23 bi-weekly**	0.00
Donald H. Pelgrim, Jr.		$10,175.69 bi-weekly	20,351.38

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)
**  James LeSieur changed to a part time hourly basis effective 08/01/09. Mr. LeSieur's hourly rate, which is calculated based upon the above gross compensation amount for 20 hours per week, is $144.23/hour.

VIII.  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
None

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue
Less: Returns/Discounts
Net Sales/Revenue	0.00	0.00

Cost of Goods Sold:
Beginning Inventory at cost
Purchases
Less: Ending Inventory at cost
Cost of Goods Sold (COGS)	0.00	0.00

Gross Profit	0.00	0.00

Other Operating Income (Itemize)

Operating Expenses:
Payroll - Insiders	17,687.90	219,976.73
Payroll - Other Employees
Payroll Taxes	6,411.18	23,439.70
Other Taxes (Itemize)
Depreciation and Amortization
Rent Expense - Real Property	2,047.05	22,429.20
Lease Expense - Personal Property
Insurance	483.18	1,449.54
Real Property Taxes
Telephone and Utilities
Repairs and Maintenance
Travel and Entertainment (Itemize)
Mileage & Parking	0.00	125.70
Miscellaneous Operating Expenses (Itemize)
Legal-Bankruptcy Counsel - Landau **	50,046.00	428,768.41
Legal-Special Counsel - Manatt**	0.00	188,823.67
Legal-Special Counsel - Winston & Strawn**	22,436.68	453,600.14
Bankruptcy Filing Fee reimbursment	0.00	(1,039.00)
Payroll/Independent Contractor/Controller Svcs*	637.50	12,238.75
Other Professional Services	711.41	16,234.53
Postage & Courier expenses	0.00	1,400.69
Office Supplies	46.72	1,400.72
Total Operating Expenses	100,507.62	1,368,848.78

Net Gain/(Loss) from Operations	(100,507.62)	(1,368,848.78)

Non-Operating Income:
Interest Income
Net Gain on Sale of Assets (Itemize)
Other (Itemize)
Insurance Policy Refunds	0.00	12,921.60
ICBA Dividend	0.00	17,061.32
Total Non-Operating income	0.00	29,982.92

Non-Operating Expenses:
Interest Expense
Legal and Professional (Itemize)
Accounting Services
Other - State Income Taxes	0.00	2,400.00
Total Non-Operating Expenses	0.00	2,400.00

NET INCOME/(LOSS)	(100,507.62)	(1,341,265.86)

(Attach exhibit listing all itemizations required above)
*Payment to Chris Damore

** The information regarding fees and expenses accrued for legal services during the current month by Landau & Berger, LLP ("Landau") and Manatt, Phelps & Phillips, LLP (“Manatt”) is for informational purposes only.  In accordance with the Guidelines of the Office of the United States Trustee ("OUST") and the Bankruptcy Court's order approving their employment applications, Landau and Manatt have filed Professional Fee Statements for April 2010 and must wait for the time to object to expire before they may receive payment or draw down on the remaining retainer, respectively.  As of April 30, 2010, Winston & Strawn, LLP ("W&S") was paid through February 2010.  As of the date of this filing, in accordance with OUST Guidelines, W&S received payment in May 2010 for their March 2010 Professional Fee Statement.  Further, no fee statement was received from W&S for April 2010.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

ASSETS			Current Month End
	Current Assets:
	Unrestricted Cash		1,231,097.44
	Restricted Cash
	Accounts Receivable
	Inventory
	Notes Receivable
	Prepaid Expenses-Rent		2,195.48
	Other (Itemize) see below
	1	Deposit under Employment Contract (Glen Terry)*	42,689.96
	2	Security Deposit	3,166.30
	3	Prepaid ESOP Administration Fee**	0.00
	4	Unamortized Issuance Costs - Subordinated Debt**	0.00
	5	Unamortized Issuance Costs - Trust I**	0.00
	6	Unamortized Issuance Costs - Trust II**	0.00
	7	Unamortized Issuance Costs - Trust III**	0.00
	8	Unamortized Issuance Costs - Trust IV**	0.00
	9	Unamortized Issuance Costs - Trust V**	0.00
	10	Unamortized Issuance Costs - Trust VI**	0.00
	11	Unamortized Issuance Costs - Trust VII**	0.00
	12	Unamortized Issuance Costs - Trust IX**	0.00
	13	Prepaid Expense - Shareholder (Equilar) **	0.00
	14	Retainer - Bankruptcy Counsel***	0.00
	15	Retainer - Special Counsel***	105,092.33
	16	Prepaid Insurance	4,348.54
		Total Current Assets		1,388,590.05

Property, Plant, and Equipment
Accumulated Depreciation/Depletion
		Net Property, Plant, and Equipment		0.00

Other Assets (Net of Amortization):
	Due from Insiders
	Other (Itemize)		0.00
	1	Investment in Bank****	0.00
	2	Investment in Subsidiary-Trust I*****	0.00
	3	Investment in Subsidiary-Trust II*****	0.00
	4	Investment in Subsidiary-Trust III*****	0.00
	5	Investment in Subsidiary-Trust IV*****	0.00
	6	Investment in Subsidiary-Trust V*****	0.00
	7	Investment in Subsidiary-Trust VI*****	0.00
	8	Investment in Subsidiary-Trust VII*****	0.00
	9	Investment in Subsidiary-Trust VIII*****	0.00
	10	Investment in Subsidiary-Trust IX*****	0.00
	11	Investment in Subsidiary-Trust XI*****	0.00
		Total Other Assets		0.00

TOTAL ASSETS				1,388,590.05

LIABILITIES
Post-petition Liabilities:
	Accounts Payable******		173,047.61
	Taxes Payable
	Notes Payable
	Professional fees
	Secured Debt
	Other (Itemize)
	1	Accrued payroll and related taxes	14,779.77
		Total Post-petition Liabilities		187,827.38

Pre-petition Liabilities:
	Secured Liabilities		50,990,454.22
	Priority Liabilities
	Unsecured Liabilities *******		130,517,492.08
	Other (Itemize)
		Total Pre-petition Liabilities		181,507,946.30

TOTAL LIABILITIES				181,695,773.68

EQUITY:
	Pre-petition Owners’ Equity		(178,965,917.77)
	Post-petition Profit/(Loss)******		(1,341,265.86)
	Direct Charges to Equity
TOTAL EQUITY				(180,307,183.63)

TOTAL LIABILITIES & EQUITY				1,388,590.05

* By Order entered on September 4, 2009, the Bankruptcy Court authorized the Debtor to transfer the $90,000 in funds currently held at City National Bank ("CNB") to the Debtor's Operating account. As the account was originally established in the name of Vineyard Bank, CNB has not authorized the transfer.  As approximately $47,310.04 certain insurance refunds paid to the Debtor are allocable to the FDIC, in January 2010 the Debtor and the FDIC have filed a Stipulation with the Court to offset that amount against the $90,000 owed to the Debtor, resulting to a payment to the Debtor of approximately $42,689.96.  Court approval of the Stipulation is pending.

 ** The unamortized costs associated with the original establishment of ESOP and issuance of securities were incurred at issuance but amortized over the anticipated life of the entities. The book value of these items as of the petition date was set forth in the July MOR. These costs have been written off as of the petition date and therefore are not repeated here.

*** See the double asterisk on Tab IX.
Prepaid Retainers for Bankruptcy Counsel and Special Counsel were adjusted downward by $12,985.02 and $6,084.00 respectively. The activity occurred pre-petition, hence the adjustment was made to the Pre-petition Owners' Equity account. As of the petition date, the prepaid legal retainers for Landau and Manatt respectively were $187, 014.98 and $293,916.

**** Vineyard Bank, the Debtor's wholly-owned subsidiary, was seized by Office of the Comptroller of the Currency on July 17, 2009; therefore, no value likely remains.

***** The value of Debtor's common security interests in each of the subsidiary trusts is unknown, but likely valueless.
	The book value as of the petition date (as opposed to actual or recoverable value)
	is listed below:
			Book Value
	2	Investment in Subsidiary-Trust I	400,534.49
	3	Investment in Subsidiary-Trust II	166,405.84
	4	Investment in Subsidiary-Trust III	331,613.24
	5	Investment in Subsidiary-Trust IV	329,501.10
	6	Investment in Subsidiary-Trust V	330,821.83
	7	Investment in Subsidiary-Trust VI	395,663.43
	8	Investment in Subsidiary-Trust VII	327,729.85
	9	Investment in Subsidiary-Trust VIII	324,986.53
	10	Investment in Subsidiary-Trust IX	483,483.02
	11	Investment in Subsidiary-Trust XI	584,558.72
				3,675,298.05
****** Includes the following accruals:
		Laundau & Berger	88,022.05
		Winstron & Strawn	84,364.14
		US Trustee	-
		Christopher Damore (Controller Services)	661.42
		Total Accounts Payable	173,047.61

*******		Certain disputed claims listed on Schedule F are not included on the MOR Balance Sheet.

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X

3.	State what progress was made during the reporting period toward filing a plan of reorganization:

A Joint Plan of Liquidation and Disclosure Statement have been filed with the Court.  The Court approved the Disclosure Statement dated February 4, 2010 and solicitation of ballots commenced on March 8, 2010.  A confirmation hearing for the Joint Plan of Liquidation was originally scheduled for April 8, 2010.  Due to an objection to the Joint Plan of Liquidation and Disclosure Statement filed by the FDIC, the confirmation hearing was continued until May 12, 2010 to allow the parties to respond to the FDIC objection.  Prior to the May 12, 2010 date, an additional continuance moved the hearing date to May 27, 2010.

4.	Describe potential future developments which may have a significant impact on the case:

On December 21, 2009, the Official Committee of the Unsecured Creditors filed suit against certain directors and officers of the Debtor.  Further, recent changes in the tax rules permit a 5 year carry back of net operating losses, which may generate additional assets for the bankruptcy estate.  Lastly, as described above, the FDIC has filed an objection to the Joint Plan of Liquidation and Disclosure Statement.  Among other things, the FDIC claims a super priority claim to certain assets of the estate.  If the FDIC's claim is successful, it will reduce or potentially eliminate any assets available for distribution to the general unsecured creditors.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period. N/A

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X

I,	James G. LeSieur, III, Chief Financial Officer

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date	Page 16 of 16	Principal for debtor-in-possession